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                                                                   Exhibit 10(a)


                                FIRST AMENDMENT
                                      TO
                          NEWMONT MINING CORPORATION
                      ANNUAL INCENTIVE COMPENSATION PLAN
                       (Effective as of January 1, 1999)

     THIS FIRST AMENDMENT to the Newmont Mining Corporation Annual Incentive Compensation Plan (effective as of January 1, 1999) (the "Plan") is effective as of January 1, 1999.

                                   RECITALS
                                   --------

     1. Effective as of January 1, 1999, Newmont Mining Corporation (the"Corporation") adopted the Plan.

     2. Pursuant to Section 8.6 of the Plan, the Board of Directors of the Corporation reserved the right to amend the Plan at any time, upon the recommendation of the Compensation Committee.

     3. Upon the recommendation of the Compensation Committee, the Board has authorized the amendment of the Plan, effective as of January 1, 1999, as set forth below.

                                   AMENDMENT
                                   ---------

     1. Section 3.1 of the Plan is hereby amended by the addition thereto, at the end, of the following new paragraph:

     "Notwithstanding the foregoing provisions of this Section 6.1, for purposes of computing the Unit Performance Bonus for Participants assigned to the Consolidated Unit, 90% of the Unit Performance Percentage shall be based upon the performance results of the Company's operations other than Batu Hijau, resulting in the use of 63% in place of 70% in the above formula and 10% of the Unit Performance Percentage shall be based upon the performance results for Batu Hijau. In order to reflect the Batu Hijau 1999 results, based upon the economic benefit/detriment of actual versus targeted capital, costs and production factors set forth on the attached Exhibit A, 7% of the Unit Performance Bonus for such Participants shall be based upon the factors set forth on Exhibit A."

     IN WITNESS WHEREOF, this First Amendment has been executed this 3rd day of May, 2000, to be effective as of January 1, 1999.


                                         NEWMONT MINING CORPORATION
ATTEST:

/s/ Janet K. Buda                        By: /s/ T. J. Schmitt
-----------------                           ------------------
                                            Vice President